FIRST AMENDMENT AND SUPPLEMENT TO BOND PURCHASE AGREEMENT

$2,500,000 12% SERIES B CONVERTIBLE BONDS

DUE MARCH 31, 2010

CHAPEAU, INC.

Dated: April 14, 2005

20718/MMEN/19627.02

FIRST AMENDMENT AND SUPPLEMENT TO BOND PURCHASE AGREEMENT

THIS FIRST AMENDMENT AND SUPPLEMENT is made and entered into as of April 14, 2005 between CHAPEAU, INC., a Utah corporation (the ACompany@), and CALIM PRIVATE EQUITY, LLC, a Delaware limited liability company (the AHolder@).

RECITALS

WHEREAS, the Company and Calim Bridge Partners I, LLC (ACBPI@), a Delaware limited liability company and an affiliate of the Holder, are parties to a Bond Purchase Agreement dated as of April 16, 2004 (the APrimary Agreement@) pursuant to which the Company sold and CBPI purchased the Company=s ASeries A Bonds,@ within the meaning of the Primary Agreement; and

WHEREAS, Section 11 of the Primary Agreement provides certain conditions under which the Company may issue AAdditional Bonds,@ within the meaning of the Primary Agreement; and

WHEREAS, the Company is in need of additional funding and has requested that the Holder advance it funds for purpose of providing the Company with developmental capital, and the Holder has agreed to advance funds to the Company through the purchase of a new series of the Company=s convertible debt obligations as Additional Bonds and on the terms and conditions described herein; and

WHEREAS, as of the date of this First Amendment, the Holder has advanced the Company $1,270,000 in anticipation of the issuance of Additional Bonds (collectively, the AInitial Advances@), and the parties desire that the aggregate amount of the Initial Advances be converted into Series B Bonds on the Series B Closing Date (both terms as hereinafter defined),

NOW, THEREFORE, in consideration of the foregoing and the mutual terms and provisions contained herein, the parties hereto agree as follows:

1.

Definitions.

Capitalized terms when used in this First Amendment shall have the respective meanings assigned them in the Primary Agreement, unless otherwise defined or unless the context otherwise requires.  In addition, the following capitalized terms shall have the following meanings, which shall form and become a part of the Primary Agreement by this reference:

ABonds@ means, collectively, the Series B Bonds and the Series A Bonds.

AConcession Fee@ means a fee in the amount of $100,000 to be paid by the Company to CBPI on the Series B Closing Date pursuant to Section 10 below.

AFirst Round Documents@ means, collectively, the Primary Agreement, the Security Agreement, the Assignment, the Registration Rights Agreement, the Series A Bonds and each other document and instrument related thereto.

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AInitial Advances@ means the $1,270,000 in advances in respect of the Series B Bonds made by the Holder to the Company prior to the Series B Closing Date.

ASeries A Bonds@ means the Bonds sold under the terms of the Primary Agreement and designated as the Company=s ASeries A Bonds.@

ASeries B Bonds@ means the Company=s $2,500,000 12% Series B Convertible Bonds due March 31, 2010 authorized to be issued to the Holder pursuant to Section 2 of this First Amendment.

ASeries B Closing Date@ means April 14, 2005, the date that the Series B Bonds will be issued to the Holder.

AUnit@ means a unit comprised of one share of Common Stock and one Warrant issuable in exchange for Bonds upon Conversion in accordance with Section 10 of the Primary Agreement as amended and restated in Section 6 of this First Amendment.

AWarrants@ means the Company=s warrants to acquire shares of Common Stock issuable together with shares of Common Stock as Units upon Conversion, substantially in the form of Exhibit 1 to this First Amendment.

2.

Authorization, Issuance and Sale of Series B Bonds.

(a)

The Series B Bonds are hereby authorized to be issued by the Company, to be designated the Company=s A12% Series B Convertible Bonds due March 31, 2010,@ in the original aggregate principal amount of  $2,500,000.  Each of the Series B Bonds shall be in substantially the form of Exhibit 2 to this First Amendment.

(b)

The Series B Bonds shall be issued under the Primary Agreement as Additional Bonds and, except as otherwise provided herein, shall be governed by and subject to each of the terms of the Primary Agreement.  The Company and the Holder, and CBPI by its execution of a counterpart of this First Amendment, hereby consent and agree that all conditions to the issuance of the Series B Bonds as pari passu with the Series A Bonds under Section 11 of the Primary Agreement have been met and satisfied.

(c)

On the Series B Closing Date, in consideration of the advance by the Holder of the Initial Advances, the Company agrees to issue to the Holder Series B Bonds in the principal amount of the Initial Advances; provided that the Company may initially issue the Series B Bonds as one registered bond in the full amount of the aggregate of the Initial Advances.  The principal amount of each Series B Bond attributable to each Initial Advance shall bear interest from the date of the respective Initial Advance as noted on the books and records of the Holder applicable thereto at the rate specified in the Series B Bonds.  Any promissory notes or other financial instruments that may have evidenced one or more of the Initial Advances shall, upon the issuance and delivery of the Series B Bonds, be surrendered by the Holder to the Company for cancellation, and shall in any event be null and void and of no force and effect from and after such issuance and delivery.

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3.

Terms.

(a)

The Series B Bonds shall be dated the Series B Closing Date and shall have the other terms and conditions as provided in the form of Series B Bonds attached to this First Amendment.  In addition, the Series B Bonds shall have the same terms and conditions as provided for in the Primary Agreement with respect to the Series B Bonds and the Series A-2 Bonds; provided that:

(i)

except as provided herein or unless the context otherwise requires, each reference to ASeries A Bonds@ in the Primary Agreement shall mean and include the Bonds;

(ii)

the term AMaturity Date@ shall mean March 31, 2010;

(iii)

the term AInterest Payment Date@ shall mean each October 16 and April 16, when accrued and unpaid interest on the Series B Bonds is due and payable, commencing October 16, 2005;

(iv)

the term AConversion@ shall mean the conversion by the Holder, in whole or in part, of Bonds for Units in accordance with Section 10 of the Primary Agreement as restated in Section 6 of this First Amendment;

(v)

the term AConversion Price@ shall mean the price at which Bonds may be converted into Units, determined and subject to adjustment as provided in Sections 10.4 and 10.5 of the Primary Agreement as restated in Section 6 of this First Amendment;

(vi)

the proceeds from the sale of the Series B Bonds shall be, or shall have been, expended for the purposes specified in Exhibit 3 to this First Amendment;

(vii)

for purposes of Section 3.3(b) of the Primary Agreement, the date on which the Series B Bonds may first be prepaid shall be May 1, 2007; and

(viii)

for purposes of Conversion of Bonds, Section 10 of the Primary Agreement shall be amended and restated in full to read as provided in Section 6 of this First Amendment, it being understood that the Conversion prices and features applicable to the Series B Bonds and the Series A Bonds shall both be governed by Section 10 as so amended and restated.

(b)

In addition to the terms of the Primary Agreement that by their context or otherwise are clearly inapplicable to the Series B Bonds, the following provisions of the Primary Agreement are expressly inapplicable to the Series B Bonds:

(i)

provisions regarding the Exchange;

(ii)

provisions regarding the Registration Rights Agreement; provided that the Holder shall be entitled to the rights and benefits with respect to the Registration Rights Agreement on the same basis as CBPI;

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(iii)

provisions regarding the execution and delivery of the Assignment; provided that as specified in Section 4 below, the liens and security interests of the Security Agreement shall attach on a pari passu basis for the benefit of the Series B Bonds; and

(iv)

provisions regarding the Origination Fee.

4.

Security Agreement.

The Company, CBPI and the Holder agree that the Series B Bonds shall be secured by the liens and security  interests of the Security Agreement, and further agree that the term ALoan,@ as defined in the Security Agreement (as amended by the Assignment) shall mean and refer to the obligations of the Company in respect of the Bonds, pari passu, and otherwise under the Primary Agreement.

5.

[Reserved]

6.

Conversion of Bonds.

For purposes of Conversion of the Bonds, Section 10 of the Primary Agreement shall read in its entirety as follows below.  Conversion of all of Bonds, including the Series A Bonds and the Series B Bonds shall be governed by Section 10 as hereby amended and restated:

ASECTION 10.  CONVERSION

10.1

Right to Convert.

Subject to and upon compliance with the provisions of this Section 10, at the option of the Holder, all or any portion of the principal amount of Bonds held by it may, at any time at or before the close of business on the Maturity Date, be converted into Units at the Conversion Price in effect on the applicable Conversion Date.  In the event that either (i) the full amount of the authorized Bonds has not then been issued by the Company and remain outstanding or (ii) the Bonds shall then have been prepaid, in whole or in part, the Holder shall nonetheless be entitled to conversion of its Bonds hereunder up to the maximum authorized principal amount of the Bonds by paying to the Company on the applicable Conversion Date an amount equal to the purchase price (based upon the price paid by the Holder for the Bonds pursuant to this Agreement) for such unissued or prepaid Bonds.  In such event, the Company shall not be obligated to issue the Bonds to which such payment relates, but shall be entitled and obligated to issue solely the Units into which such principal amount of Bonds are convertible.

10.2

Exercise of Conversion Privilege.

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(a)

To exercise the Conversion privilege, the Holder shall surrender its Bonds to be Converted to the Company at any time during usual business hours on the Conversion Date at its principal office, accompanied by written notice to the Company that the Holder elects to convert its Bonds or a specified portion thereof and stating the name in which the certificate for shares of Common Stock and the Warrants issuable on such Conversion shall be registered.  All Bonds surrendered for Conversion shall, at the request of the Company, be accompanied by proper assignments to the Company or be endorsed in blank.

(b)

As soon as practicable after the receipt of the Holder=s notice and the surrender of its Bonds as provided in (a) above, the Company shall issue and deliver to or at the direction of the Holder certificates for the number of full shares of Common Stock and Warrants issuable upon the Conversion in accordance with the provision of this Section and, if applicable, cash in respect of any fractional shares as provided in Section 10.3 below.  Each Conversion shall be deemed to have been effected at the close of business on the Conversion Date, and the Person in whose name any certificate for shares of Common Stock and Warrants are issued upon the Conversion shall be deemed to have become the holder of record of the applicable shares of Common Stock and Warrants on such date; provided that any surrender of Bonds for Conversion on a day when the stock transfer books of the Company shall be closed shall result in the Conversion being effective at the close of business on the next following Business Day on which the stock transfer books are open.

(c)

In no event shall the Company shall be obligated to effect the transfer of any Common Stock upon any Conversion or cause any Common Stock or Warrants upon a Conversion to be registered in any name other than the name of the Holder of the Bonds to be Converted unless the Holder delivers to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that the transfer is in compliance with the 1933 Act and any other applicable securities laws.

(d)

If a Bond is surrendered for Conversion only in part, the Company shall execute and deliver to the Holder, at the expense of the Company, a new Bond in a principal amount equal to the unconverted portion of the Bond so surrendered.

10.3

Fractional Shares.

The Company may, but shall not be required to, issue fractional shares of Common Stock upon a Conversion.  If any fraction of a share of Common Stock would, except for the provisions of this Section be issuable on any Conversion, the Company shall pay a cash adjustment in respect of such fraction, equal to the value of such fraction based on the applicable Conversion Price.

10.4

Conversion Price and Adjustment.

(a)

The Conversion Price on any Conversion Date shall initially be $0.30  principal amount of surrendered Bonds per Unit, subject to adjustment from time to time as provided in this Section 10.4.

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(b)

Upon each adjustment of the Conversion Price, the Holder shall thereafter be entitled to receive, at the Conversion Price resulting from such adjustment, the number of Units obtained by multiplying the Conversion Price in effect immediately prior to the adjustment by the number of Units issuable pursuant hereto immediately prior to the adjustment and dividing the product by the Conversion Price resulting from the adjustment.

(c)

The Conversion Price shall be subject to adjustment from time to time as and on the terms as follows:

(i)

In the event the Company shall at any time or from time to time after the date hereof (A) issue or sell any additional shares of Common Stock for a consideration, if any, per share less than the Conversion Price in effect immediately prior to the issue or sale of such additional shares, or (B) pay or make a dividend (other than in cash payable from retained earnings or earned surplus) or other distribution on Common Stock, then and thereafter successively upon each such issue, sale, dividend or other distribution, the Conversion Price in effect immediately prior to such event shall be reduced to a price, calculated to the nearest full cent, equal to the quotient obtained by dividing (x) an amount equal to the sum of (I) the total number of shares of Common Stock outstanding immediately prior to such event multiplied by the Conversion Price in effect immediately prior to the event, plus (II) in the case of an issue or sale, the consideration, if any, received by the Company upon such issue or sale, or minus (III) in the case of a dividend or other distribution, the amount of such dividend or other distribution, by (y) the total number of shares of Common Stock outstanding immediately after the applicable event;

(ii)

In the event of the issue of additional shares of Common Stock for cash, the consideration received by the Company shall be deemed to be the cash proceeds received by the Company for the applicable shares, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith;

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(iii)

In the event that the Company shall issue or grant any Convertible Securities, whether or not the rights associated with the Convertible Securities are immediately exercisable, and the price per share, determined as provided in (iv) below, for which Common Stock is issuable upon the exercise of the rights associated with the Convertible Securities shall be less than the Conversion Price in effect immediately prior to the issuance of the Convertible Securities, then the total maximum number of shares of Common Stock issuable upon the exercise of the rights associated with the total maximum amount of Convertible Securities issuable upon the exercise of the applicable rights shall, as of the date the Convertible Securities are issued, be deemed to be outstanding and to have been issued for such price per share; and no further adjustments of the Conversion Price shall be made upon the actual issue of Common Stock upon the exercise of the rights associated with the Convertible Securities;

(iv)

The price per share at which rights associated with Convertible Securities are exercisable shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of the rights associated with the Convertible Securities plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of the applicable rights, plus, in the case of any rights to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of the Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of all rights associated with the Convertible Securities;

(v)

In the event that the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock or in Convertible Securities, any Common Stock or Convertible Securities, as applicable, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration;

(vi)

In the event that any shares of Common Stock or Convertible Securities or any rights or options to purchase any Common Stock or Convertible Securities shall be issued or sold, in whole or in part, for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of the consideration as determined by the Board;

(vii)

In the event of the consolidation of the Company with or the merger of the Company into any other Person or of the sale of all or substantially all of the assets of the Company for stock or other securities of any Person, or the merger of any other Person into the Company as a result of which the holders of shares of Common Stock shall be deemed to have become the holders of, or shall become entitled to, stock or other securities of any Person other than the Company, the Company shall be deemed to have issued a number of shares of Common Stock for such stock or securities computed on the basis of the exchange ratio actually applied in the transaction and for a consideration equal to the fair market value on the date of the transaction of such stock or securities of the other Person.  If such determination shall cause an adjustment in the Conversion Price, the determination of the number of shares of Common Stock issuable upon the conversion of any Bonds immediately prior to such consolidation, merger or sale shall be made after giving effect to such adjustment of the Conversion Price;

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(viii)

In the event of the payment or making of a dividend or other distribution on Common Stock in property other than shares of Common Stock or Convertible Securities, such distribution shall be deemed to have been made at the close of business on the record date applicable to the distribution; and the amount of the distribution shall be the amount of cash and, if in property other than cash, the value of such property as determined in good faith by the Board at the time of the declaration of the distribution;

(ix)

The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered a new issue or sale of Common Stock;

(x)

Notwithstanding the other provisions of this Section 10.4, the Company shall not be required to make any adjustment to the Conversion Price as a result of (A) the issuance of the Bonds, (B) the issuance of Common Stock upon Conversion of the Bonds, and (C) the issuance of shares of Common Stock upon the exercise of or the Warrants;

(xi)

In the event that the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to the subdivision shall be proportionately reduced, and conversely, in the event that the outstanding shares of Common Stock shall be combined into a small number of shares, the Conversion Price in effect immediately prior to the combination shall be proportionately increased;

(xii)

If any transaction effecting the capital structure of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock then, as a condition of such transaction, lawful and adequate provision shall be made whereby the Holder shall have the right to purchase and receive on the same basis as applicable to the Bonds and in lieu of Common Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the shares of Common Stock had such transaction not taken place; and in any event, the Company shall not effect any such transaction unless prior to its consummation the successor, if other than the Company, resulting from such transaction shall assume, by written instrument executed and mailed to the Holder at its address last appearing on the books of the Company, the obligations of the Company hereunder, and the successor shall be deemed substituted for the Company for all purposes of this Agreement and the Bonds; and

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(xiii)

The provisions of (xii) above governing the substitution of another Person for the Company shall similarly apply to successive instances in which the Person then deemed to be the Company hereunder shall either sell all or substantially all of its properties and assets to any other Person, shall consolidate with or merge into any other Person or shall be the survivor of the merger into it of any other Person as a result of which the holders of any of its stock or other securities shall be deemed to have become the holders of, or shall become entitled to, the stock or other securities of any Person other than the Person at the time deemed to be the Company hereunder.

(d)

Adjustments to the Conversion Price pursuant to (c) above shall take effect immediately, but shall be applied on a Conversion Date against the applicable initial Conversion Price determined pursuant to (a) above.

(e)

No adjustment in the Conversion Price under (c) above shall be made in the event of the issuance of Common Stock or Convertible Securities to an employee or consultant in the nature of compensation in an amount, individually and in the aggregate, which is not material.  In the event of any such issuance, the Holder shall have the right to determine, in its reasonable discretion, whether the amount, either alone or with other similar issuances, is material within the meaning of this provision.

10.5

Notice of Conversion Price.

(a)

Upon any event which would result in and adjustment  to the Conversion Price pursuant to Section 10.4 above, the Company shall give written notice of the adjustment to the Holder, stating the new Conversion Price (as if the Conversion Date were the date of such event) and the increase or decrease, if any, in the number of shares receivable at the adjusted price upon the exercise of the conversion right, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(b)

The Company shall, within 90 days after the end of each fiscal year, mail to the Holder a certificate of either the independent public accountants for the Company or its chief financial officer, specifying the Conversion Price in effect as of the end of the fiscal year and the number of Units then issuable upon the conversion of the Bonds.

10.6

Notice of Distributions and Other Events.

(a)

The Company shall provide the Holder with notice in the event that:

(i)

The Company shall pay any dividend payable in stock or make any distribution, other than cash dividends, in respect of the Common stock;

(ii)

The Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

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(iii)

There shall be any capital reorganization or reclassification of the Company=s capital stock, a consolidation or merger of the Company or a sale of all or substantially all of the Company=s assets to another Person; or

(iv)

There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company.

(b)

Each notice provided pursuant to (a) above shall state the date on which (i) the books of the Company shall close or a record all be taken for such divided, distribution or subscription rights, or (ii) such reorganization, reclassification, consolidation, merger, sale dissolution, liquidation or winding up shall take place, as applicable. Additionally, the notice shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distributions or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganizations, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up as,

(c)

Each Notice provided pursuant to (a) above shall be given at least 20 days prior to the applicable event and not less than 20 days prior to he record date or the date on which the Company=s transfer books will be closed in respect of the event.

(d)

Nothing contained in this Section 10.6 shall be constructed to permit the Company to take any action or enter into any transaction in violation of its covenants contained in Sections 7 and 8 above.

10.7

Taxes on Conversion.

The issue of stock certificates and Warrants on Conversions of Bonds shall be made without charge to the converting Holder for any tax due with respect thereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any Common Stock or Warrants in any name other than that of the Holder of the Converted Bond, and the Company shall not be required to issue or deliver any certificate in respect of shares of Common Stock or Warrants unless and until the Person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

10.8

Company to Reserve Stock.

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The Company shall at all times reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the Conversion of all of the Bonds and the exercise of the Warrants, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the Conversion of all outstanding Bonds as well as the exercise of all Warrants applicable thereto. If any shares of Common Stock reserved or to be reserved for such purposes require registration with or approval of any Governmental Authority under the 1933 Act or any other federal or state law before the shares may be validly issued to the Holder, the Company covenants that it will in good faith and as promptly as practicable secure such registration or approval, as applicable.

10.9

Additional Agreement of the Company.

The Company covenants that shares of Common Stock issued upon each Conversion, as well as upon the exercise of all of the Warrants, will upon issue be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

10.10

No Rights as Stockholders.

Prior to a Conversion of any Bond, the Holder of the Bond shall not, in such capacity, be entitle to any rights of a stockholder of the Company, including without limitation the right to vote, to receive dividends or other distributions, to exercise any preemptive rights or to receive any notice of any proceedings of the Company, except as provided herein.

10.11

Matters Pertaining to the Warrants.

The Warrants comprising Units shall expire if unexercised two years from the Conversion Date on which they were issued, and shall entitle the Holder to acquire one share of Common Stock at an exercise price of $0.50 per share, subject to normal anti-dilution adjustments.@

7.

Representations and Warranties/No Defaults.

In order to induce the Holder to purchase the Series B Bonds, and in consideration thereof and of the Holder=s other agreements with respect thereto, the Company hereby represents and warrants that, except as otherwise specified on Exhibit 7 to this First Amendment (i) the representations and warranties of the Company contained in the Primary Agreement are true and correct in all material respects on the date of this First Amendment as if made on such date; (ii) no Event of Default has occurred and is continuing; (iii) the Company has complied in all material respects with its covenants and agreements contained in the First Round Documents; and (iv) there is no existing, nor has there been a, default under or breach of the terms of any of the First Round Documents.

8.

Ratification.

The Company, CBPI and the Holder hereby ratify and affirm the terms of the First Round Documents and, except as affected by this First Amendment, the First Round Documents remain in full force and effect, binding upon the parties in accordance with their respective terms.

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9.

Incorporation by Reference.

Without limiting any other provision of this First Amendment, the parties hereby incorporate into this First Amendment by reference the provisions of Section 12 of the Primary Agreement for all applicable purposes.

10.

Fees and Expenses.

In consideration for its agreement to the issuance by the Company of the Series B Bonds hereunder, including without limitation its agreement under Section 4 above, CVPI shall be entitled to the Concession Fee, payable to it by the Company on the Series B Closing Date.  The Company shall also pay upon demand by the Holder the fees and expenses incurred by the Holder in connection with this First Amendment, including the reasonable fees and expenses of legal counsel to the Holder in an amount not to exceed $10,000.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered in Aspen, Colorado, by their proper and duly authorized officers as of the day and year first above written.

CHAPEAU, INC.

By: /s/ Guy A. Archbold

President

CALIM PRIVATE EQUITY, LLC

By: /s/ Patrick W. M. Imeson

Managing Director

APPROVED for the purposes referenced

in Sections 2(b), 4 and 8 above:

By: CALIM BRIDGE PARTNERS I, LLC

By: /s/ Patrick W. M. Imeson

Managing Director

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EXHIBIT 1

TO

FIRST AMENDMENT AND SUPPLEMENT TO BOND PURCHASE AGREEMENT

Form of Warrants

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE A1933 ACT@).  THEY MAY NOT BE SOLD,  OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT  PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAW.

WARRANT TO PURCHASE COMMON STOCK

OF

CHAPEAU, INC.

Void after                   1, 20

THIS WARRANT is issued to                                                                                                                          , or its registered assigns (the AHolder@) by Chapeau, Inc., a Utah corporation (the ACompany@), on                         , 200   (the AWarrant Issue Date@).  This Warrant is issued pursuant to that certain Bond Purchase Agreement dated as of April 16, 2004, as amended by a First Amendment and Supplement dated as of April 14, 2005 (as so amended, the APurchase Agreement@), pursuant to a AConversion,@ within the meaning of the Purchase Agreement, of the Bonds issuable thereunder.  Unless otherwise defined or the context otherwise requires, capitalized terms used herein shall have the meanings assigned them in the Purchase Agreement.

1.

Shares.  Subject to the terms and conditions of this Warrant, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company                                     fully paid and nonassessable shares of Common Stock, as constituted on the Warrant Issue Date. The number of shares of Common Stock issuable pursuant to this Section 1 (the AShares@) shall be subject to adjustment pursuant to Section 9 below.

2.

Exercise Price. The purchase price for the Shares shall be equal to $0.50 per share, as adjusted from time to time pursuant to Section 9 below (the AExercise Price@).

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3.

Exercise Period.  This Warrant shall be exercisable, in whole or in part, during the term commencing on the date 30 days after the Warrant Issue Date and ending at 5:00 p.m. on the second anniversary of the Warrant Issue Date; provided that in the event (each a ADisposition Event@) of (i) the closing of the Company=s sale or transfer of all or substantially all of its assets or (ii) the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, resulting in the exchange of the outstanding shares of the Common Stock (unless (A) the shareholders of the Company immediately prior to such transaction or series of related transactions are holders of a majority of the voting equity securities of the surviving or acquiring corporation immediately thereafter and (B) each of such shareholders immediately prior to such transaction or series of related transactions holds the same pro rata share of such majority of the voting equity securities of the surviving or acquiring corporation as each hold of the Company immediately prior to such transaction or series of related transactions), this Warrant shall, on the date of a Disposition Event, no longer be exercisable and become null and void. The Company shall notify the Holder at least 20 days prior to the consummation of any Disposition Event; provided that the Holder shall in any event have at least 40 days after the Warrant Issue Date to exercise this Warrant.

4.

Method of Exercise.  While this Warrant remains outstanding and exercisable, the Holder may exercise this Warrant, in whole or in part, at one time or from time to time, by:

(a)

the surrender of this Warrant, together with a duly executed copy of the form of Notice of

Election attached hereto, to the Secretary of the Company at its principal offices; and

(b)

the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased. In the event of a partial exercise of this Warrant, the Company shall cause to be issued to the Holder a Warrant of like tenor to this Warrant for the number of Shares for which this Warrant has not yet been exercised.

5.

Net Exercise.  In lieu of exercising this Warrant pursuant to Section 4 above, the Holder may elect to receive, without the payment by the Holder of any additional consideration, Shares in an amount equal to the then value of this Warrant (or the portion thereof being surrendered) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of Shares computed using the following formula:

      Y (A - B)

                     X =         A

Where:

X =  The number of Shares to be issued to the Holder pursuant to this Section 5;

Y =  The number of Shares in respect of which the net issue election is made;

A =  The fair market value of one share of Common Stock at the time the net issue  election is made; and

B =  The Exercise Price.

For purposes of this Section 5, the fair market value of one share of Common Stock as of a particular date shall be (i) if traded on a national securities exchange or quoted through an established quotation system, the value shall be deemed to be the average of the closing prices of the securities on such exchange or through such system over the 30 day period ending three days prior to the net exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the 30 day period ending three days prior to the net exercise; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

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6.

Representations and Warranties of Holder.  The initial Holder referenced above, and each person who might hereafter become a Holder, hereby represents and warrants, either by its execution hereof or its receipt of this Warrant in a Permitted Transfer (as hereinafter defined) that:

(a)

Acquisition for Own Account. This Warrant is being issued to the Holder in reliance upon its representation to the Company that this Warrant, the Common Stock to be received by it upon exercise of this Warrant and the Common Stock issuable upon conversion thereof (collectively, the ASecurities@) are being and will be acquired for investment for the Holder=s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the Securities, in whole or in part. The Holder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

(b)

Investment Experience. The Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.  If other than an individual, the Holder also represents it has not been organized for the purpose of acquiring the Securities.

(c)

Restricted Securities.  The Holder understands that any of the Securities that it is purchasing or otherwise taking delivery of are or will be characterized as Arestricted securities@ under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.  The Holder represents that it is familiar with Rule 144 promulgated under the 1933 Act, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

(d)

Further Limitations on Disposition.  The Holder agrees not to make any disposition of all or any portion of the Securities (each a APermitted Transfer@) unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 6, to the extent this Section is then applicable, and:

(i)

there is then in effect a registration statement under the 1933 Act covering the proposed disposition and such disposition is made in accordance with such registration statement; or

(ii)

(A) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (B) if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the applicable Securities under the 1933 Act; and

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(iii)

notwithstanding (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder (A) that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, or (B) to any entity that is controlled by, controls or is under common control with the Holder, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if it were an original Holder hereunder.

(e)

Legends.  Certificates evidencing the Securities may bear one or all of the following legends:

(i)

AThese securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act;@ and

(ii)

Any legend required by the laws of the State and any other applicable state of the United States.

7.

Certificates for Shares.  Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within 15 days following compliance by the Holder with the requirements of Section 4 above.  The Company shall not be required to issue any fractional shares, and if any fraction of a Share would be issuable on the exercise of this Warrant in full, the Company shall pay an amount in cash equal to the then current fair market value of a Share, determined in accordance with Section 5 above, times the applicable fraction.

8.

Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of Common Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

9.

Adjustment of Exercise Price and Number of Shares. The number of and kind of Securities purchasable or receivable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)

Subdivisions, Combinations and Other Issuances. If the Company shall subdivide the Common Stock, by split-up or otherwise, combine the Common Stock or issue additional shares of Common Stock as a dividend or other distribution with respect to any of its securities, the number of Shares issuable on the exercise of this Warrant shall be proportionately increased in the case of a subdivision, dividend or distribution and shall be proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of a dividend or other distribution, or in the event that no record date is fixed, upon the making of such dividend or distribution.

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(b)

Reclassification, Reorganization and Consolidation. In the event of any reclassification, capital reorganization or change in the Common Stock, other than as a result of an event provided for in (a) above, then, as a condition of such transaction, the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with the applicable transaction by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to the transaction. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that this provision shall thereafter be applicable with respect to any Securities deliverable upon exercise of this Warrant, and appropriate adjustments shall be made to  the Exercise Price; provided that the aggregate purchase price shall remain the same.

(c)

Notice of Adjustment. When any adjustment is required to be made in the number or kind of Shares receivable upon exercise of this Warrant, or in the Warrant Price, the Company shall promptly notify the Holder thereof and of the number of Shares or other Securities thereafter receivable upon exercise of this Warrant.

(d)

No Impairment.  The Company and the Holder will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company or the Holder, respectively, but will at all times in good faith assist in the carrying out of all the provisions of this Section 9 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Company and the Holder against impairment.

10.

No Shareholder Rights.  Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including without limitation the right to vote  Shares, receive dividends or other distributions thereon, exercise preemptive rights or, other than as may be provided in the Purchase Agreement, be notified of shareholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the notices required under this Warrant and, in addition, the Company will afford to the Holder the right, upon advance notice, to meet periodically with the Company=s chief executive and chief financial officers during mutually agreeable business hours to discuss the Company=s business and affairs.

11.

Transfers.  Subject to compliance with the requirements of Section 6 above with respect to applicable federal and state securities laws, this Warrant and all rights (but only with all related obligations) hereunder are transferable in whole or in part by the Holder upon reasonable prior written notification to the Company. The transfer shall be recorded on the books of the Company upon (i) the surrender of this Warrant, properly endorsed, to the Company at its principal offices; (ii) the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer; and (iii) the transferee=s agreement in writing to be bound by and subject to the terms and conditions of this Warrant.  In the event of a partial transfer, the Company shall issue to the Holders one or more appropriate new Warrants of like tenor to this Warrant.

12.

Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holders and their respective successors and assigns.

13.

Registration Rights. The Shares issuable upon exercise of this Warrant shall be entitled to be included, pari passu, with any other shares of Common Stock and any securities issuable upon conversion of the Common Stock, pursuant to the Registration Rights Agreement, as well as under the terms of any other registration rights, if any, that the Company may have heretofore or may hereafter grant to any other persons whomsoever, and the Company agrees to do all such things in connection with any registration rights agreements or registration of the Common Stock under the 1933 Act to ensure that the rights of the Holder hereunder are recognized in connection therewith.

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14.

Amendments and Waivers.  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

15.

Notices.  All notices required or otherwise made under this Warrant shall be given as provided in Section 12.2 of the Purchase Agreement.

16.

Captions.  The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

17.

Governing Law.  This Warrant shall be governed by the laws of the State of Delaware.

          IN WITNESS WHEREOF, this Warrant to be executed by the Company and acknowledged by the Holder as of                         , 200   .

CHAPEAU, INC.

By:

Authorized Officer

ACCEPTED AND ACKNOWLEDGED:

[Name of Holder]

By:

Name:

Title:

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NOTICE OF EXERCISE

To: Chapeau, Inc.

 The undersigned hereby elects to:

G

Purchase  _________ shares of the Common Stock of Chapeau, Inc. (the ACompany@)  pursuant to the terms of the attached Warrant, and payment of the Exercise Price per share required under the Warrant accompanies this notice;

          OR

G

Exercise the attached Warrant for G all of the shares OR G __________ of the shares purchasable under the Warrant pursuant to the net exercise provisions of Section 5 of the Warrant.

The undersigned hereby represents and warrants that it is acquiring the indicated shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

WARRANT HOLDER:

_________________________________________

By:______________________________________

Date:                                          .

Name in which shares should be registered:

20718/MMEN/19627.02

EXHIBIT 2

TO

FIRST AMENDMENT AND SUPPLEMENT TO BOND PURCHASE AGREEMENT

Form of Series B Bonds

CHAPEAU, INC.

a Utah corporation

12% SERIES B CONVERTIBLE BONDS

DUE MARCH 31, 2010

No. R-1

April 14, 2005

$1,270,000

CHAPEAU, INC., a Utah corporation (the ACompany@), for value received promises to pay to CALIM PRIVATE EQUITY, LLC, or its assigns the principal amount of:

ONE MILLION TWO HUNDRED SEVENTY THOUSAND DOLLARS

on March 31, 2010, and on the following terms:

1.

Definitions.

Capitalized terms used in this Bond shall, unless otherwise defined or the context otherwise requires, have the meanings assigned them in the Bond Purchase Agreement dated as of April 16, 2004, as amended by a First Amendment and Supplement dated as of April 14, 2005 (as so amended, the AAgreement@), pursuant to which this Bond has been issued.

2.

Interest.

The Company promises to pay interest on the principal amount of this Bond and, to the extent lawful, on any interest payment due but unpaid on such principal amount at the rate of 12 percent per annum.  Interest will be payable semiannually on the 16th day of each October and April, commencing  October 16, 2005.  Accrued and unpaid interest outstanding hereon upon a Conversion, in whole or in part, pursuant to Section 7 below will, to the extent of such Conversion, no longer be due and payable and cease to be an obligation of the Company or any other Person to the Holder.

Interest on this Bond will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of this Bond specified above.  Interest on this Bond shall be computed based upon a year of 360 days comprised of 12 months of 30 days each.

3.

Payment.

20718/MMEN/19627.02

Interest on this Bond shall be paid on each Interest Payment Date to the Holder hereof as indicated in the records of the Company kept for such purpose (the ARegister@) on the tenth Business Day immediately preceding each Interest Payment Date, at its address last appearing in the Register, in legal currency of the United States by check, by wire transfer or by such other method as may be reasonably agreed upon between the Company and the Holder.  The principal amount of this Bond, and accrued and unpaid interest thereon, is payable only upon its surrender for such purpose to the Company by the Holder.

4.

Transfers.

This Bond may be transferred only in compliance with the terms of the Agreement and only in Authorized Denominations.  To be effective, a transfer shall be registered with the Company, which shall make notations of transfers in the Register and, in its discretion, cause a new Bond certificate to be issued and registered in the name of the transferee in exchange for this Bond.  The Company may impose such reasonable requirements on the processing of transfers as it may determine, including the requirement that this Bond be endorsed by the Holder on the form of assignment provided herewith prior to any transfer and/or accompanied by appropriate instruments of transfer upon its presentation to the Company for such purpose.

5.

Agreement.

This Bond has been issued under and is subject to and governed by the terms and provisions of the Agreement, a copy of which will be furnished to the Holder by the Company at no cost upon request.  Under the Agreement, Series B Bonds in the aggregate principal amount of $2,500,000 have been or are authorized to be issued.  The Series A Bonds, in the aggregate principal amount of $2,000,000, have also been issued under and are entitled to the benefits of the Agreement pari passu with the Series B Bonds.

6.

Prepayment.

This Bond is subject to optional prepayment by the Company on any Business Day subsequent to May 1, 2007 and  prior to the Maturity Date, in whole or in part in Authorized Denominations, upon 45 days= prior written notice to the Holder at a price equal to the original principal amount thereof plus all accrued and unpaid interest thereon to the date of prepayment.

7.

Conversion.

The Holder of this Bond may convert it, in whole or in part, into Units, each comprised of one share of Common Stock and a Warrant to acquire one share of Common Stock at any time before the close of business on the Maturity Date and, if this Bond has been called for prepayment, then at any time before the close of business on the date scheduled for prepayment.  The initial Conversion Price is $0.30 principal amount of this Bond per Unit, subject to adjustment with respect to the Units in certain events as provided in the Agreement.  To determine the number of Units issuable upon the Conversion of this Bond, the principal amount of this Bond shall be divided by the Conversion Price in effect on the date of conversion.  The Company may, in its discretion, either issue fractional shares or pay to the Holder the value of any fractional shares, determined with respect to the applicable Conversion Price.

In the event that this Bond shall then have been prepaid, in whole or in part, the Holder shall nonetheless be entitled to Conversion of this Bond up to the maximum authorized principal amount of the Bond by paying to the Company on the applicable Conversion Date an amount equal to the purchase price (based upon the price paid by the Holder for the Bonds pursuant to the Agreement) for such prepaid Bond.  In such event, the Company shall not be obligated to issue the Series B Bonds to which such payment relates, but shall be entitled and obligated to issue solely the Units into which such principal amount of Series B Bonds are convertible.

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To convert this Bond, the Holder shall surrender this Bond to the Company at its principal office, accompanied by written notice to the Company that the Holder elects to convert all or an indicated portion of this Bond and stating the number of Units for which the Conversion right is being exercised and the name in which the certificates for the applicable shares of Common Stock and Warrants shall be registered.

In the event that the Company merges, consolidates or otherwise participates in a reorganization, then the right of a Holder to convert this Bond into shares of Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or such other successor to the Company as may be provided.

As provided in the Agreement, Conversion of this Bond may only be made in accordance with the provisions of the 1933 Act and other applicable securities laws.

8.

Covenants and Agreements.

The Agreement contains various covenants and agreements of the Company applicable to it.  These various agreements restrict incurrence of Debt, sales and transfers of assets and restrict or affect other actions that the Company may become subject to or otherwise take during the time the Series B Bonds remain outstanding, as well as impose various reporting and other requirements upon the Company.  The agreements are subject to a number of important qualifications and exceptions.

9.

Events of Default and Remedies.

Upon the occurrence of an Event of Default, the Holders, acting collectively, may exercise one or more remedies as provided in the Agreement, including without limitation the acceleration of the maturity of the Series B Bonds.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF this Bond has been executed by an authorized officer of the Company on April 14, 2005.

CHAPEAU, INC.

By:

Authorized Officer

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (print or typewrite name, address and zip code of transferee):

(Social Security or other identifying number:            ) this Bond and all rights hereunder and hereby irrevocably constitutes and appoints                                   attorney to transfer this Bond on the books kept for registration hereof, with full power of substitution in the premises.

Dated:

NOTICE:

The signature on this Assignment must correspond with the  name of the registered owner as it appears on the face of this Bond in every particular and must be guaranteed in a manner satisfactory to the Company.

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EXHIBIT 3

TO

FIRST AMENDMENT AND SUPPLEMENT TO BOND PURCHASE AGREEMENT

Use of Proceeds

20718/MMEN/19627.02

EXHIBIT 7

TO

FIRST AMENDMENT AND SUPPLEMENT TO BOND PURCHASE AGREEMENT

Schedule of Exceptions

20718/MMEN/19627.02